SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Revised Definitive Proxy Materials
[ ]  Soliciting Material Under Rule 14a-12

                            ILM II LEASE CORPORATION
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                            ILM II LEASE CORPORATION
                       1750 Tysons Boulevard, Suite 1200
                         Tysons Corner, Virginia 22102
                                 (888) 257-3550

                                 July 6, 2001


Dear Shareholders:

      You are cordially invited to attend the Annual Meeting of Shareholders of ILM II Lease Corporation, to be held on August 16, 2001 at 1:00 p.m. at the Holiday Inn - Rosslyn, 1900 N. Ft. Myer Dr., Arlington, Virginia 22209. We hope that you will be able to attend.

      Enclosed you will find a notice setting forth the business to come before the Annual Meeting, which accompanies our proxy statement, proxy card and our 2000 Annual Report. At this year's Annual Meeting, you are being asked to consider the election of directors and a proposal to ratify the appointment of our independent auditors for the current year.

      Your Board of Directors unanimously recommends that you vote "FOR" the election of each of the directors, and "FOR" the ratification of the appointment of our independent auditors for the current year.

      Your vote is very important. Regardless of whether you plan to attend the meeting in person, your shares should be represented and voted. After reading carefully the enclosed proxy statement, please complete, sign, date and promptly return the proxy card in the self-addressed envelope that we have included for your convenience. No postage is required if it is mailed in the United States. Should you decide to attend the Annual Meeting in person, your return of the proxy card before the Annual Meeting will not prevent you from voting your shares in person at the Annual Meeting.

                                                Sincerely,

                                                ILM II LEASE CORPORATION


                                                /s/Jeffry R. Dwyer
                                                ------------------
                                                Jeffry R. Dwyer
                                                President and Secretary



The accompanying proxy statement dated July 6, 2001 is first being mailed to shareholders on or about July 9, 2001.

                            ILM II LEASE CORPORATION
                       1750 Tysons Boulevard, Suite 1200
                         Tysons Corner, Virginia 22102
                                 (888) 257-3550

                    Notice of Annual Meeting of Shareholders

                           --------------------------


Dear Shareholders:

      We cordially invite you to attend the Annual Meeting of Shareholders of ILM II Lease Corporation, to be held at the Holiday Inn - Rosslyn, 1900 N. Ft. Myer Dr., Virginia 22209 at 1:00 p.m., local time, on August 16, 2001 for the following important purposes:

     1.  To elect three directors to hold office until the 2002 Annual Meeting;

     2. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for the current year; and

     3. To transact such other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

      These items of business are described for you in detail in the accompanying proxy statement. We encourage you to read the proxy statement carefully and in its entirety.

      Only shareholders of record at the close of business on June 29, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. If you choose to attend the Annual Meeting, you may vote in person even though you have previously returned your proxy card to the Company.

                                   By Order of Your Board of Directors,


                                   /s/Jeffry R. Dwyer
                                   ------------------
                                   Jeffry R. Dwyer
                                   President and Secretary

Tysons Corner, Virginia
July 6, 2001

      Whether or not you expect to be present at the Annual Meeting, please complete, sign, date and return the enclosed proxy card as soon as possible to ensure your representation at the Annual Meeting. Even if you have returned your proxy card, you may still vote in person at the Annual Meeting.

                               TABLE OF CONTENTS

                                                                            Page

General ......................................................................1
Voting Rights and Outstanding Shares .........................................1
Revocability of Proxies ......................................................2
Terms of Solicitation ........................................................2
Where to Obtain More Information .............................................2
Annual Report ................................................................3
Security Ownership Of Certain Beneficial Owners ..............................3
Section 16(a) Beneficial Ownership Reporting Compliance ......................3
Proposal 1 - Election of Directors ...........................................3
Nominees for Election to Board of Directors ..................................4
Board Meetings During Fiscal Year 2000 .......................................5
Board Committees .............................................................5
Legal Proceedings ............................................................5
Certain Relationships and Related Transactions ...............................5
Compensation of Directors and Executive Officers .............................5
Comparative Stock Performance Graph ..........................................5
Proposal 2 - Ratification Of Independent Auditors ............................7
Disclosure of Auditor Fees ...................................................8
Matters To Be Presented at The 2002 Annual Meeting of Shareholders ...........8
Other Matters ................................................................8

                            ILM II LEASE CORPORATION
                       1750 Tysons Boulevard, Suite 1200
                         Tysons Corner, Virginia 22102
                                 (888) 257-3550

GENERAL

      The enclosed proxy is solicited by and on behalf of the Board of Directors of ILM II Lease Corporation, a Virginia corporation (the "Company") for use at the Company's Annual Meeting of Shareholders to be held at the Holiday Inn - Rosslyn, 1900 N. Ft. Myer Dr., Arlington, Virginia 22209, at 1:00 p.m., local time, on August 16, 2001 (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. This proxy statement, proxy card and the enclosed 2000 Annual Report were mailed on or about July 9, 2001 to shareholders of record at the close of business on June 29, 2001 (the "Record Date").

VOTING RIGHTS AND OUTSTANDING SHARES

      The Company has only one class of outstanding securities -- common stock, $0.01 par value (the "Common Stock"). The holders of Common Stock are entitled to notice and to vote at the Annual Meeting, and the holders of a majority of the outstanding Common Stock that are present at the Annual Meeting in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the shares of Common Stock voted at the Annual Meeting is required to elect nominees to the Board of Directors, and the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting is required to effect the other actions set forth in this proxy statement.

      If none of the nominees for director are elected at the Annual Meeting, the existing members of your Board of Directors will continue to serve until their successors are duly elected and qualified. Only holders of record of Common Stock at the close of business on June 29, 2001 are entitled to notice of and to vote at the Annual Meeting. At the close of business on June 29, 2001, the Company had 5,180,952 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on all matters, including those to be acted upon at the Annual Meeting.

      Shares of Common Stock represented at the Annual Meeting but not voted for or against the proposals contained in this proxy statement, such as abstentions or "broker non-votes," will be counted in determining a quorum. A "broker non-vote" means shares represented at the Annual Meeting in person or by proxy by a broker or nominee where the broker or nominee fails to vote the shares because it (1) did not receive voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (2) does not have discretionary voting power on the matter. If your shares of Common Stock are held in a brokerage account and you fail to instruct your broker how to vote your shares, such "broker non-vote" will have no effect on the vote for any matter scheduled to be considered at the Annual Meeting.

REVOCABILITY OF PROXIES

      Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by mailing a written revocation or later-dated, completed and signed proxy card before the Annual Meeting or by simply attending the Annual Meeting and voting in person. You may not change your vote by facsimile or telephone.

TERMS OF SOLICITATION

      The Company will bear the entire cost of solicitation of proxies, including the preparation, printing and mailing of this proxy statement, the proxy card and any additional materials furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, nominees and custodians holding in their names shares of Common Stock beneficially owned by others, for purposes of forwarding such materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors and officers of the Company. No additional compensation will be paid to such directors and officers for such services.

      In addition, the Company has retained D.F. King & Co., Inc. to assist in soliciting proxies for a fee of $7,500, plus reimbursement of its expenses.

WHERE TO OBTAIN MORE INFORMATION

      The mailing address of the Company is 1750 Tysons Boulevard, Suite 1200, Tysons Corner, Virginia 22102. Notices of revocation of a proxy should be sent to that address. Questions concerning the Annual Meeting can be answered by calling the Company's Investor Services Department, toll free, at (888) 257-3550.

      The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the Commission at 7 World Trade Center, New York, New York 10048, and Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials and information from the Commission can be obtained at existing published rates from the Public Reference Section of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. When requesting such materials and information from the Commission, please reference the Company's Commission file number which is "0-25880."

ANNUAL REPORT

      The Company will provide to shareholders, without charge, a copy of the Company's Annual Report on Form 10-K, as filed with the Commission for the fiscal year ended August 31, 2000, including the financial statements and schedules thereto, upon written request to Jeffry R. Dwyer, Secretary of the Company, at the Company's mailing address: 1750 Tysons Boulevard, Suite 1200, Tysons Corner, Virginia 22102.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the ownership of the Common Stock as of July 6, 2001 by the executive officers and directors individually and for all executive officers and directors of the Company as a group.

                                          NUMBER OF SHARES
NAME AND ADDRESS        TITLE           BENEFICIAL OWNERSHIP    PERCENT OF CLASS
----------------        -----           --------------------    ----------------

Jeffry R. Dwyer          President, Secretary,       None             N/A
                         Director and Nominee
                         for Director


J. William Sharman, Jr.  Director and Nominee        None             N/A
                         for Director

Julien G. Redele         Director and Nominee        None             N/A
                         for Director

All Directors and                                    None             N/A
Executive Officers
as a group


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the executive officers and directors of the Company, and persons who own more than 10% of a registered class of the Company's equity securities, to file certain reports of beneficial ownership and changes in such ownership. Executive officers, directors and 10% beneficial owners are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

      To the Company's knowledge, during the fiscal year ended August 31, 2000 (and through the date of this proxy statement), all Section 16(a) filing requirements applicable to its executive officers, directors and 10% beneficial owners were complied with.


                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

      At the Annual Meeting three directors are to be elected to the Company's Board of Directors, each to hold office until the next Annual Meeting of shareholders and until his successor is duly elected and qualified. Unless otherwise specified, proxies solicited hereby will be voted for the election of the nominees listed below, however, discretionary authority may be exercised to vote for a substitute. No circumstances are presently known that would render any nominee listed below unavailable. All of the nominees are existing members of the Board of Directors.

NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

      JEFFRY R. DWYER is President, Secretary and a Director of the Company. Mr. Dwyer has served as President of the Company since March 9, 1999. Mr. Dwyer has been a shareholder of the law firm of Greenberg Traurig since June 1997. In May 1997, Greenberg Traurig was retained as outside counsel to the Company and its affiliates. From 1993 to 1997, Mr. Dwyer was a partner with the law firm of Akin, Gump, Strauss, Hauer & Feld in the District of Columbia. Prior to joining Akin, Gump, Mr. Dwyer was a partner with the law firm of Morrison & Foerster LLP from 1989 to 1993. Mr. Dwyer also presently serves as Secretary and Director of ILM II Senior Living, Inc. and also as President, Secretary and Director of ILM I Lease Corporation. Mr. Dwyer has written several law review articles and a major treatise on real estate financing techniques and has taught Real Estate Planning as an Adjunct Professor at the Georgetown University Law Center. Mr. Dwyer graduated from Georgetown University and received his law degree from the Georgetown University Law Center. Mr. Dwyer is 55 years old.

      JULIEN G. REDELE is a Director and served as President of the Company from July 28, 1998 through March 9, 1999. Mr. Redele is one of the original founders of SFRE, Inc., a Dutch owned real estate investment and development firm which has served since 1963 as advisor to Dutch institutional, corporate and individual investors active in the United States. Mr. Redele serves as a Director of the Island Preservation Partnership. Mr. Redele attended Westersingel Business School, Rotterdam, where he studied economics, law and finance. Mr. Redele also presently serves as Director of ILM I Lease Corporation. Mr. Redele is 65 years old.

      J. WILLIAM SHARMAN, JR. is a Director of the Company and served as President of the Company from September 18, 1997 through July 28, 1998. Mr. Sharman also presently serves as a Director of ILM Lease I Corporation. Mr. Sharman is the Chairman of the Board and CEO of Lancaster Hotels and Resorts, Inc., a hotel management company and Bayou Equities, Inc. Mr. Sharman served for ten years as Chairman of the Board and President of the Lancaster Group, Inc., a real estate development firm based in Houston, Texas, which is the predecessor of Lancaster Hotel Management, L.C. Mr. Sharman serves as a Director of Small Luxury Hotels, Ltd. of the United Kingdom, an international hotel marketing and reservations firm, and also serves on the Board of Trustees of St. Edwards University in Austin, Texas. Mr. Sharman also presently serves as President and Director of ILM II Senior Living, Inc. and as Director of ILM I Lease Corporation, Affiliates of the Company. He has a Bachelor of Science degree from the University of Notre Dame. Mr. Sharman is 61 years old.

               YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU
               VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTORS TO HOLD OFFICE UNTIL THE 2002 ANNUAL MEETING AND UNTIL EACH SUCH PERSON'S SUCCESSOR IS DULY ELECTED AND QUALIFIED.

BOARD MEEETINGS DURING FISCAL YEAR 2000

      During fiscal year 2000, the Board of Directors held 14 meetings. No director attended less than 75% of the meetings of the Board.

BOARD COMMITTEES

      The Company has no standing committees of its Board of Directors.

LEGAL PROCEEDINGS

      None of the directors or executive officers of the Company have been involved in any legal or administrative proceedings which are material to an evaluation of his ability or integrity as a Director or executive officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Jeffry R. Dwyer, President, Secretary and Director of the Company, is a shareholder of Greenberg Traurig, LLP, outside counsel to the Company and its affiliates since 1997. For the fiscal years ended August 31, 2000 and 1999, Greenberg Traurig earned fees from the Company of $34,000 and $54,000, respectively. During the fiscal year ending August 31, 2001, Greenberg Traurig has earned fees from the Company of approximately $43,000.

      Messrs. Sharman and Dwyer are also directors of ILM II Senior Living, Inc., an affiliate of the Company.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      The Company's Directors each receive an annual fee of $12,000 plus $500 for attending in person or telephonically each Board of Directors meeting and reimbursement for expenses incurred in attending meetings and as a result of other work performed for the Company. Officers of the Company are not compensated. Jeffry R. Dwyer is a shareholder of and receives compensation from Greenberg Traurig, LLP, outside counsel to the Company and its affiliates.

COMPARATIVE STOCK PERFORMANCE GRAPH

      The following performance graph compares the cumulative total shareholder return on the Common Stock for the five-year period ended August 31, 2000 with the cumulative total returns on the National Association of Real Estate Investment Trusts' Total Return Index for Mortgage REITs ("NAREIT") and the Standard and Poor's 500 Stock Index ("S&P 500") over the same period. The comparison assumes that the value of the investments in the Common Stock, NAREIT and S&P 500 were $100 at September 1, 1995 and that all dividends were reinvested. Historical comparisons are not necessarily indicative of future performance, as the Common Stock has had only limited public trading to date.

                  COMPARATIVE 5-YEAR CUMULATIVE TOTAL RETURN
                       AMONG ILM II LEASE CORPORATION, THE
                   S&P 500 INDEX AND THE ASSISTED LIVING INDEX


                               [GRAPHIC OMITTED]




                   ASSUMES $100 INVESTED ON SEPTEMBER 1, 1995
                          ASSUMES DIVIDENDS REINVESTED
                       FISCAL YEAR ENDING AUGUST 31, 2000


                1995     1996      1997      1998      1999      2000
                ----     ----      ----      ----      ----      ----
ILM II Lease   100.00    100.00   500.00    800.00    550.00    350.00
  Corporation
AL Index       100.00    138.30   156.10    127.00     81.50     44.70
S&P 500        100.00    118.70   167.00    180.50    252.40    293.60


      Note: The Assisted Living Index includes the following public companies (listed by ticker symbols): ACR, ALF, ALI, BAL, BLCI, CMDCQ, CSU, ESC, RGNT, SRS and SRZ.

                                   PROPOSAL 2
                      RATIFICATION OF INDEPENDENT AUDITORS

      Your Board of Directors has designated PricewaterhouseCoopers LLP as the Company's independent auditors for the ensuing year. Ernst & Young, LLP was the Company's independent auditor for the fiscal year ended August 31, 2000 and through June 8, 2001. We do not expect a representative of PricewaterhouseCoopers or Ernst & Young to be available during the meeting.

      On June 8, 2001, your Board of Directors determined that Ernst & Young should not stand for re-appointment as the Company's independent auditors, and accordingly, the Company decided that it would not renew Ernst & Young's engagement for the ensuing year. The Company has engaged PricewaterhouseCoopers as the Company's new independent auditors.

      Ernst & Young's report on the financial statements of the Company for the fiscal years ended August 31, 2000 and August 31, 1999 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the Company's fiscal years ended August 31, 2000 and August 31, 1999, and the subsequent period preceding June 8, 2001, there were no "disagreements," as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to refer to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements.

      During each of the Company's fiscal years ended August 31, 2000 and August 31, 1999, and the subsequent period preceding June 8, 2001, there was no reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, with respect to Ernst & Young.

      Effective June 12, 2001, the Company engaged PricewaterhouseCoopers as its independent auditors. During the Company's two most recently completed fiscal years, and through June 12, 2001, the Company has not consulted with PricewaterhouseCoopers as to any matters.

      PricewaterhouseCoopers' principal function is to audit the consolidated financial statements of the Company and in connection with that audit to review certain related quarterly and other periodic filings with the Commission.

               YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU
               VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY'S AUDITORS FOR THE CURRENT YEAR.

DISCLOSURE OF AUDITOR FEES

      The following is a description of the fees billed to the Company by Ernst & Young and PricewaterhouseCoopers during the fiscal year ended August 31, 2000 and through the date of this proxy statement:

      AUDIT FEES: Ernst & Young billed the Company $53,400 for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended August 31, 2000 and the review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-Q during the fiscal year ended August 31, 2000 and through the date of this proxy statement. PricewaterhouseCoopers was engaged by the Company on June 12, 2001 and has not yet audited or reviewed any financial statements of the Company and therefore has not yet billed the Company for any professional services rendered.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: Neither Ernst & Young nor PricewaterhouseCoopers provided advice to the Company regarding financial information systems design and implementation during the fiscal year ended August 31, 2000 and through the date of this proxy statement.

      ALL OTHER FEES: Ernst & Young billed the Company $18,000 for professional services rendered during the fiscal year ended August 31, 2000 and through the date of this proxy statement. PricewaterhouseCoopers was engaged by the Company on June 12, 2001 and has not yet rendered any non-audit professional services to the Company and therefore did not bill any fees to the Company during the fiscal year ended August 31, 2000 or through the date of this proxy statement.

      The Board of Directors has determined that the matters above do not compromise the independence of PricewaterhouseCoopers as the Company's independent accountants.

MATTERS TO BE PRESENTED AT THE 2002 ANNUAL MEETING OF SHAREHOLDERS

      Any qualified shareholder wishing to make a proposal to be acted upon at the next Annual Meeting of Shareholders must submit such proposal, to be considered by the Company for inclusion in the proxy statement, to the Company at its principal office, 1750 Tysons Boulevard, Suite 1200, Tysons Corner, Virginia 22102 not later than January 31, 2002.


OTHER MATTERS

      As of the date of this proxy statement, the management of the Company knows of no matters other than those stated above that are likely to be brought before the Annual Meeting. However, if any matters not now known come before the Annual Meeting, the persons named in the enclosed proxy card are expected to vote the shares represented by such proxy on such matters in accordance with their best judgment.

      THE COMPANY ENCOURAGES ALL SHAREHOLDERS TO PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD TO AVOID COSTLY SOLICITATION. YOU CAN SAVE THE COMPANY CONSIDERABLE EXPENSE BY SIGNING AND RETURNING YOUR PROXY CARD AT ONCE.


                                           By Order of Your Board of Directors,


                                           /s/Jeffry R. Dwyer
                                           ------------------
                                           Jeffry R. Dwyer
                                           President and Secretary

                                                                   Form of Proxy
                                                                   -------------


                            ILM II LEASE CORPORATION
                       1750 Tysons Boulevard, Suite 1200
                         Tysons Corner, Virginia 22102

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF THE SHAREHOLDERS

      The undersigned hereby appoints Jeffry R. Dwyer and J. William Sharman, Jr., or either of them, as attorneys-in-fact and proxies to vote all shares of common stock, $0.01 par value, of ILM II Lease Corporation, a Virginia corporation which are outstanding and issued in the name of the undersigned and which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on August 16, 2001 at 1:00 p.m. local time, at the Holiday Inn - Rosslyn, 1900 N. Ft. Myer Dr., Arlington, Virginia 22209 and any postponement or adjournment thereof. The undersigned hereby instructs and authorizes these attorneys-in-fact to vote the shares as indicated on the reverse side of this proxy.

      The shares represented by this proxy will be voted in accordance with the instructions contained on the reverse side. If no instructions are given, the shares will be voted "FOR" approval of the matters to be voted on at the Annual Meeting, as fully described in the Notice of the Annual Meeting of Shareholders and accompanying proxy statement, which the undersigned has received together with a form of proxy.

      If there is proposed any adjournment or postponement of the Annual Meeting to permit further solicitation of proxies with respect to approval of the matters to be voted on thereat, the shares will be voted "FOR" adjournment or postponement if the shares represented by this proxy were to be voted "FOR" approval of the matters to be voted on thereat (including if there were no specifications), and "AGAINST" adjournment or postponement if the shares represented by this proxy were to be voted "AGAINST" approval of the matters to be voted on thereat.

(Continued and to be signed on reverse side)


 ................................................................................
                              FOLD AND DETACH HERE


     YOUR BOARD OF DIRECTORS UNANIMOUSLY HAS DETERMINED
     THAT THE BELOW MATTERS ARE IN YOUR BEST INTERESTS AND
     RECOMMENDS THAT YOU VOTE "FOR" THE DIRECTOR
     NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2.


Please mark your vote as indicated in the example: /X/

1. A VOTE TO ELECT THREE DIRECTORS TO HOLD OFFICE UNTIL THE 2002 ANNUAL MEETING:

   01 - Jeffry R. Dwyer,  02 - J. William Sharman, Jr.,  03 - Julien G. Redele

                        /  /  For All Nominees
                        /  /  Withhold All Nominees
                        /  /  Withhold Authority To Vote For Any Individual
                              Nominee.
                                Write Number(s) of Nominees Below:
                                _____________ (Use Number Only)

                                                    FOR     AGAINST    ABSTAIN

2. Ratification of the appointment of
   PricewaterhouseCoopers LLP as the
   independent auditors for the Company
   for the current year.                            / /     / /        / /

3. To transact such other business as may
   properly be presented at the Annual Meeting
   or any adjournment or postponement thereof.     / /      / /        / /


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY CARD IN THE ENCLOSED SELF-ADDRESSED, PREPAID RETURN ENVELOPE SO THAT YOUR SHARES CAN BE REPRESENTED AT THE ANNUAL MEETING. THIS PROXY MAY BE REVOKED PRIOR TO ITS USE. PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

                SIGNATURE(S) OF SHAREHOLDER(S) ___________________________
                                           DATED _________________________

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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